                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 30, 2000



                          ACCREDO HEALTH, INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                            000-25769                     62-1642871
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
INCORPORATION)                                                    IDENTIFICATION NUMBER)


1640 CENTURY CENTER PKWY
SUITE 103
MEMPHIS, TENNESSEE                                         38134
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                                 (901) 385-3688
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 9.  REGULATION FD DISCLOSURE

Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

         The information will be presented in a quarterly earnings conference call to be held on October 30, 2000 and/or may be displayed as slides at investor conferences in the future.

DISCLAIMER

In addition to historical information, certain of the statements in the preceding paragraphs, particularly those anticipating future financial performance, business prospects and growth and operating strategies constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as anticipate, believe, estimate, expect, intend, predict, hope or similar expressions. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described in the forward-looking statements, including, without limitation, the loss of a biopharmaceutical relationship, our inability to sell existing products, the impact of pharmaceutical industry regulation, the difficulty of predicting FDA and other regulatory authority approvals, the regulatory environment and changes in healthcare policies and structure, acceptance and demand for new pharmaceutical products and new therapies, the impact of competitive products and pricing, the ability to obtain products from suppliers, reliance on strategic alliances, the ability to expand through joint ventures and acquisitions, the ability to maintain pricing arrangements with suppliers that preserve margins, the need for and ability to obtain additional capital, the seasonality and variability of operating results, the Company's ability to implement its strategies and achieve its objectives and the risks and uncertainties described in reports filed by Accredo with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, including without limitation, cautionary statements made in Accredo's 2000 Annual Report on Form 10-K under the heading "Risk Factors".

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company's expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

INVESTMENT HIGHLIGHTS

- Strong historical revenue/EPS growth from "same store sales":
              - 20% revenue              - 25% EPS
- Revenues/margins have been predictable and sustainable
- Potential upside growth from new indications and new products
- Potential new accretive acquisitions
- Potential large pipeline of new biopharmaceutical drugs
- Present relationships with five premier biopharmaceutical manufacturers


COMPANY OVERVIEW

         Accredo Health is the leading provider of specialized contract pharmacy and related services to biopharmaceutical manufacturers, serving patients with long-term, chronic diseases.

         Through the creation of a customized patient support service, Accredo Health can help the biopharmaceutical manufacturer increase their revenues up to 30 to 40 percent for patients Accredo serves.

BUSINESS OVERVIEW

Unique Drug Characteristics

-        Injectible:    unpleasant, time consuming
-        Chronic:       side effects, secondary medical conditions, no cure,
                        lifetime commitment
-        Expensive:     $8,000 to $250,000 per patient, per year
-        Unstable:      temperature control, reconstitution

Primary Issues of Injectible, Chronic Therapies:

Persistence:

     Greater than 40% of the chronic, long-term patients treated with injectible medications will quit therapy within the first 18 months.

Compliance:

     For those chronic, long-term patients who stay on therapy greater than 30% of the patients will miss 25% of their injections.


                                ACCREDO
                           Reimbursement
                           Clinical
                           Delivery
                           Contract Pharmacy

  MANUFACTURERS                                       PATIENTS
Biogen                                          Reimbursement
Centocor                                        Compliance/Persistence
Genentech, Inc.                                 Clinical Hotlines
Genzyme                                         Customized Patient Support
MedImmune, Inc.

                                PAYORS
                           Reimbursement
                           Compliance/Persistence
                           Delivery
                           Customized Patient Support



Preferred Relationships with Manufacturers

-        Lowest cost of goods
-        Manufacturers' reps call on physicians
-        Annually adjust cost of goods



DISEASES SERVED

--------------------- ------------------- ------------------- ------------------ ------------- --------------
DISEASE               MANUFACTURER        PRODUCT             REV. PER PATIENT   MAINT. MARKET  ACDO  MARKET
                                                                                 SHARE          SHARE
--------------------- ------------------- ------------------- ------------------ ------------- --------------
Growth Hormone        Genentech           Protrophin(R)       $20K               60%           <15%
--------------------- ------------------- ------------------- ------------------ ------------- --------------
Hemophilia            ALL                 ALL                 $80K               100%          <10%
--------------------- ------------------- ------------------- ------------------ ------------- --------------
Gaucher               Genzyme             Cerezyme(R)         $175K              100%          50%
--------------------- ------------------- ------------------- ------------------ ------------- --------------
Multiple Sclerosis    Biogen              AVONEX(R)           $11K               60%           <30%
--------------------- ------------------- ------------------- ------------------ ------------- --------------
Crohn's               Centocor            REMICADE(TM)        $8K                100%          <5%
--------------------- ------------------- ------------------- ------------------ ------------- --------------
RSV                   MedImmune           Synagis(R)          $8K                100%          <5%
--------------------- ------------------- ------------------- ------------------ ------------- --------------
Rheumatoid Arthritis  Centocor            REMICADE(TM)        $8K                N/A           N/A
--------------------- ------------------- ------------------- ------------------ ------------- --------------
Autoimmune            ALL                 IVIG                $40K               100%          <10%
--------------------- ------------------- ------------------- ------------------ ------------- --------------

POTENTIAL NEW INDICATIONS FOR PRESENTLY APPROVED DRUGS

Manufacturer               Drug                  Potential Indication                     Status
------------               ----                  --------------------                     ------

Biogen                     AVONEX(R)             Monosymptomatic MS                       Phase III(1)
Biogen                     AVONEX(R)             Multidose MS                             Phase III
Biogen                     AVONEX(R)             Secondary Progressive MS                 Phase III

MedImmune                  Synagis(R)            RSV in children born                     Phase III
                                                 with congenital heart disease

MedImmune                  Synagis(R)            RSV in patients undergoing               Phase III
                                                 bone marrow transplant

MedImmune                  Synagis(R)            RSV in babies born with                  Phase IV
                                                 Cystic Fibrosis



--------------------
(1) Trial completed, to be filed with FDA.

         I. Discussions are ongoing between Accredo Health, Inc. and Genzyme, Inc. regarding the prospect of Accredo Health, Inc. distributing three of Genzyme's new drugs, which are in various stages of the regulatory approval process. These drugs are:

         - Fabrazyme(TM) (agalsidase beta), an enzyme replacement therapy for patients with Fabry Disease, which is a potentially fatal lysosomal disorder. A competitive product is being developed by Transkaryotic Therapies, Inc.

         - Recombinant human alpha-L-iduronidase for treatment of Mucopolysaccharidosis (MPS-1) Disease (Hurler syndrome) which is a fatal childhood genetic lysosomal disorder. Development of this product is through a joint venture with BioMarin Pharmaceutical, Inc. This drug is currently in Phase III trials at the FDA.

         - Recombinant human alpha-glucosidase for the treatment of Pompe Disease, which is a fatal lysosomal disorder causing the buildup of glycogen in the muscles. This drug is being developed by Genzyme through a joint venture with Pharming Group N.V. The drug is produced in the milk of transgenic rabbits.

         II. Accredo Health, Incorporated continues to feel comfortable with the potential to add one or two new products per year to those products which it currently distributes and to add one to two strategic relationships with medical centers to those it already enjoys.

         III. Accredo Health, Incorporated distributes Synagis(R), which is manufactured by MedImmune, Inc. Synagis(R) is a seasonal drug for the treatment of respiratory syncytial virus (RSV) in infants. The RSV season is approximately October through March. Accredo estimates that it will obtain $14 to $15 million of Synagis(R) sales in the December and March quarters of fiscal year 2001.

         IV. Aetna US Healthcare(R) Inc. has indicated to Accredo that approximately 13,000 patients needing injectible drugs (some of which are sold by Accredo) were being served by a provider that was not one of the three providers selected by Aetna US Healthcare to provide injectible medications to its enrollees. These patients will be converted to one of the three selected providers beginning July 15, 2000.

RECENT DEVELOPMENTS

-  Genzyme's BLA filing for Fabrazyme(TM) for Fabry disease
-  Purchase of additional 30% ownership in California partnership
-  Hemophilia Medicaid reimbursement changes
-  New Aetna U.S. Healthcare(R) injectible pharmacy contract


Hemophilia Medicaid Reimbursement/Prescription Drug Program
- Medicare investigation of manufacturers: average wholesale price based reimbursement
- First DataBank publishes 2nd "Medicaid Reimbursement" screen
- State Medicaid programs individually reviewing their reimbursement
- Some hemophilia products are on "the list"
- Many State Medicaid programs still have not made a decision
- 7% of ACDO revenues are hemophilia Medicaid

 New Aetna U.S. Healthcare(R) Specialty Pharmacy Injectible Program
 - ACDO has been selected as 1 of 3 specialty pharmacy providers
 - 3 year contract, effective July 1, 2000 for new referrals
 - Contract includes approximately 21 million covered lives
 - Effective July 15, 2000 approximately 13,000 current patients will be transitioned from their previous pharmacy provider to 1 of 3 new providers

CORPORATE STRATEGY

- Expand revenue from current product lines
- Expand number of diseases served via new indications
- Expand number of diseases served via new products
- Establish additional relationships with medical centers
- Increase number of payor contracts
- Selectively pursue strategic acquisitions

SUMMARY

- Leading provider of contract pharmacy services to the biopharmaceutical industry
- Strong historical revenue/EPS growth from "same store" sales
- Financial model has been very predictable and sustainable
- Potential upside growth from new indications and new products
- Proven history of accretive acquisitions
- Potentially large pipeline of new drugs well suited for the Company's services
- Experienced management team

FINANCIAL OVERVIEW

- Purchase product below average wholesale price (AWP)
- Customized pricing from biopharmaceutical manufacturers
- Varying contribution margin for each product line
- Recognition of revenue when drug is shipped
- Joint ventures with pediatric medical centers

REVENUE GROWTH

($ Millions)

                    Fiscal Years Ended             Three Months Ended
                        June 30                      September 30
                  -----------------------        -----------------------
                  Revenue        % Growth        Revenue        % Growth
                  -------        --------        -------        --------
1998               $181             57%           $ 57            --
1999                258             43              77            34%
2000                353             37             100            30%

EARNINGS PER SHARE(1)

                    Fiscal Years Ended             Three Months Ended
                        June 30                      September 30
                  -----------------------        -----------------------
                  EPS(1)         % Growth        EPS(1)         % Growth
                  ------         --------        ------         --------
1999              $0.42*           147%          $0.13            30%
2000              $0.67             60%           0.21            62%

(1) All EPS amounts are adjusted for the 3-for-2 stock split with a record date of February 11, 2000.

* Excludes effects of mandatorily redeemable preferred stock and an extraordinary, nonrecurring charge for early retirement of debt.

QUARTERLY PROGRESSION

Total Revenue ($Millions)

Dec.-98       March-99      June-99       Sept.-99      Dec.-99       March-00      June-00     Sept.-00
$62.7         $66.9         $71.4         $76.9         $86.4         $91.4         $98.4       $99.6

Net Income ($Thousands)

Dec.-98           March-99         June-99       Sept.-99     Dec.-99     March-00    June-00     Sept.-00
$948              $1,020           $1,499        $1,968       $2,349      $2,732      $2,847      $3,364

PAYOR MIX

YEAR ENDED JUNE 30, 1999     YEAR ENDED JUNE 30, 2000      THREE MONTHS ENDED SEPTEMBER 30, 2000
------------------------     ------------------------      -------------------------------------

Medicaid/Other 16%           Medicaid/Other 16%            Medicare/Other 16%

Medicare 2%                  Medicare 2%                   Medicare 2%

Private 82%                  Private 82%                   Private 82%

*Percent of gross patient service revenue.

DAYS SALES OUTSTANDING

         At June 30, 1999         At June 30, 2000        At September 30, 2000
                73                       64                      62

OPERATING MODEL

                                                      Three Months Ended
                                FY Ended June 30         September 30
                                 1999       2000       1999        2000
                                ------     ------     ------      ------

Total Revenue                    100.0%     100.0%     100.0%      100.0%

Cost of Services                  85.4       85.2       85.8        85.4
General and administrative         6.8        6.8        6.8         6.6
Bad debts                          1.8        1.7        1.8         1.6
Depreciation & amortization        1.5        1.0        1.9         1.0
                                ------     ------     ------      ------

Operating margin                   4.5        5.3        4.7         5.4
Net income margin                  1.7*       2.8        2.6         3.4

*Excludes effects of mandatorily redeemable preferred stock and an extraordinary, non-recurring charge of early retirement of debt.

SUMMARY BALANCE SHEET
(Thousands)

                                      September 30, 2000
                                   -----------------------

Cash and cash equivalents                $ 58,478
Working capital                            92,887
Total assets                              256,744
Long-term debt                                 --
Stockholders' equity                      171,120

         Ratios:

           Working Capital Ratio      2.12 to 1


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ACCREDO HEALTH, INCORPORATED


                                   By: /s/ Joel K. Kimbrough
                                   -------------------------
                                   Joel K. Kimbrough
                                   Chief Financial Officer

Date: October 30, 2000